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                         SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, DC 20549

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                                      FORM 8-A

                 FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

                             The Rottlund Company, Inc.
                             --------------------------
               (Exact Name of Registrant as Specified in Its Charter)


               Minnesota                                    41-1228259
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     (State of Incorporation or Organization)          (I.R.S. Employer
                                                       Identification no.)

          2681 Long Lake Road, Roseville, MN                  55113
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     (Address of Principal Executive Offices)               (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. /X/

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. / /


Securities Act registration statement file number to which this form relates:
       N/A
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(If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

          Title of Each Class                  Name of Each Exchange on Which
          to be so Registered                  Each Class is to be Registered
          -------------------                  ------------------------------

      Common Stock $.10 par value                  American Stock Exchange
------                           -------   --------                       ------


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Securities to be registered pursuant to Section 12(g) of the Act:

          None
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                                  (Title of Class)

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                                  (Title of Class)


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                    INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

This Registration Statement relates to the Registrant's Common Stock, $.10 par value which is currently listed on NASDAQ/NMS. A description of the Registrant's Common Stock is contained in the Prospectus under the caption "Description of Capital Stock", which is a part of Registrant's Registration Statement on Form S-1 (Registration Statement No. 33-51726), declared effective by the Securities and Exchange Commission on October 29,1992 and the Exhibits thereto, as amended, all of which are incorporated herein by reference, and which was included in the form of Prospectus filed by the Registrant pursuant to Rule 424(b) on October 30, 1992, which Prospectus is also incorporated by reference herein.


ITEM 2.  EXHIBITS.

Not Applicable

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                                     SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                        THE ROTTLUND COMPANY, INC.



Date January 30, 1998                   By  /s/ Lawrence B. Shapiro
                                          -------------------------------
                                          Lawrence B. Shapiro
                                          Chief Financial Officer